PIMCO Variable Insurance Trust (the “Trust”)

Supplement dated December 21, 2017 to the

Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class and Class M Prospectus, each dated April 28, 2017, each as supplemented from time to time; Prospectuses for each share class of the PIMCO All Asset Portfolio, PIMCO All Asset All Authority Portfolio, PIMCO Balanced Allocation Portfolio, PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Emerging Markets Bond Portfolio, PIMCO Foreign Bond Portfolio (Unhedged), PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged), PIMCO Global Core Bond (Hedged) Portfolio, PIMCO Global Bond Portfolio (Unhedged), PIMCO Global Diversified Allocation Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, PIMCO High Yield Portfolio, PIMCO Income Portfolio, PIMCO Long-Term U.S. Government Portfolio, PIMCO Low Duration Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Total Return Portfolio and PIMCO Unconstrained Bond Portfolio, each dated April 28, 2017, each as supplemented from time to time (the “Prospectuses”); and the Statement of Additional Information dated April 28, 2017, as supplemented from time to time (the “SAI”)

The Trust’s transfer agent is Boston Financial Data Services, Inc. Effective January 1, 2018, the legal entity name of Boston Financial Data Services, Inc. will change to DST Asset Manager Solutions, Inc. Therefore, effective January 1, 2018, all references in the Prospectuses and SAI to Boston Financial Data Services, Inc. are deleted and replaced with DST Asset Manager Solutions, Inc.

Investors Should Retain This Supplement For Future Reference

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